SECURED PROMISSORY NOTE


$406,764.00                                               Stamford, Connecticut
                                                                  July 10, 1997


FOR VALUE RECEIVED, INTELLIGENT DECISION SYSTEMS, INC., a
Delaware corporation with an office at 88 Danbury Road, Wilton, Connecticut 06897 ("Maker") promises to pay to the order of VISION CAPITAL GROUP, LLC. a Delaware limited liability company having a place of business at 1266 Main Street, Stamford, Connecticut 06902 ("Payee") or other holder of this Note, the principal sum of FOUR HUNDRED SIX THOUSAND SEVEN HUNDRED SIXTY FOUR DOLLARS ($406,764.00) as hereinafter provided. So long as timely paid as hereinafter provided, the principal of this Note shall not bear interest.

         Commencing on July 31, 1997 and on the last day of each and every month thereafter through December 31, 2000, Maker shall make payments of principal under this Note as follows:

                  (i) Six monthly installments of $11,838 each shall be due and payable on July 31, 1997 and on the last day of each consecutive month thereafter through and including December 31, 1997; provided, however, that Maker shall have the option, upon at least 10 days prior written notice to Payee, to defer such payment(s) to January 15, 1998 whereupon all such deferred payments shall be made together with a deferral fee of $2,960 for each such deferred payment (the election by Maker to defer payment as described herein shall not constitute an event of default regarding this Note or the Security Agreement [as hereinafter defined]); and

                  (ii) 36 monthly installments of $9,326 each shall be due and payable on January 31, 1998 and on the last day of each consecutive month thereafter through and including December 31, 2000.

         So long as no default has occurred and is continuing hereunder, Maker shall have the right to prepay the then outstanding principal balance of this Note, in whole but not in part, at any time upon at least 10 days prior written notice to Payee, in an amount which is the present value of such then remaining outstanding principal balance and any deferral fees then existing (using a discount rate of 10% per annum in computing such present

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value);  it being  understood  that any election by Maker to prepay as aforesaid shall be irrevocable.

         On December 31, 2000, the entire unpaid principal balance of this Note and all other sums owing hereunder and/or under the Security Agreement shall be due and payable without notice or demand.

         All payments hereunder shall be payable together with all lawful taxes and assessments levied thereon, or upon this Note, and together with all reasonable costs and expenses, incurred by Payee at any time after the fifteenth
(15th) day after any payment due hereunder has not been paid, related to collecting this Note and/or foreclosing on any collateral which may be given to secure the payment of this Note, and/or in any litigation or controversy arising from or connected with this Note and/or any such collateral, including without limitation reasonable attorneys' fees.

         The Payee shall have and may exercise a right of set-off for the payment of this Note and the aforesaid costs and expenses against, and Maker hereby gives and grants to Payee a security interest (perfected by Payee's possession thereof) in, all monies, securities and property left with the Payee by the Maker or by any guarantor, endorser or otherwise to the credit of or belonging to the Maker or any such party, and upon a default hereunder, the Payee shall have full power and authority at any time and without notice to sell, assign and deliver any such property at public or private sale, and apply the proceeds in satisfaction hereof.

         The Maker hereby waives presentment, demand, protest, notice of protest or other notice or notice of dishonor of any kind and further waives the right to trial by jury in any action to collect this Note or relating to any collateral securing this Note.

         This Note is secured under and pursuant to a Security Agreement of even date (the "Security Agreement") by and between the Maker and the Payee.

         Upon the failure of Maker to duly and timely pay any installment of principal or other amount due under this Note (except as provided in clause (i) above), interest shall accrue hereunder on the unpaid installment or other amount, from such default, at the rate of fifteen percent (15%) per annum and this Note shall, at the option of the holder hereof, become forthwith due and payable without presentment, demand, protest or notice of any kind, all of which being hereby expressly waived by the undersigned.

MAKER AND PAYEE HEREBY EACH WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, DEFENSE, COUNTERCLAIM, CROSSCLAIM AND/OR ANY FORM OF PROCEEDING BROUGHT IN CONNECTION WITH THIS NOTE OR

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RELATING TO ANY  INDEBTEDNESS  EVIDENCED  HEREBY  AND/OR ANY  COLLATERAL  NOW OR
HEREAFTER SECURING THIS NOTE.

         THIS NOTE HAS BEEN MADE, EXECUTED AND DELIVERED IN THE STATE OF CONNECTICUT AND SHALL BE CONSTRUED AND ENFORCED UNDER AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT.


         IN WITNESS WHEREOF, the Maker has duly executed, delivered and issued this Note as of the date first herein above written.


                          INTELLIGENT DECISION SYSTEMS, INC.


                          By   /s/  David Horowitz
                               ------------------------------------
                          Its    Chairman
                               -----------------------------------


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